Exhibit 99.1

1 Investor Presentation Third Quarter 2018

22 Forward Looking Statements Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. South State Corporation (“South State”) cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities:(1) the outcome of any legal proceedings instituted against South State or Park Sterling Corporation (“Park Sterling”);(2) the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where South State and Park Sterling do business;(3) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events;(4) diversion of management’s attention from ongoing business operations and opportunities;(5) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction;(6) South State’s ability to complete the integration of Park Sterling successfully;(7) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document;(8) interest risk involving the effect of a change in interest rates on the bank’s earnings, the market value of the bank’s loan and securities portfolios, and the market value of South State’s equity;(9) liquidity risk affecting the bank’s ability to meet its obligations when they come due;(10) risks associated with an anticipated increase in South State’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities South State desires to acquire are not available on terms acceptable to South State;(11) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios;(12) transaction risk arising from problems with service or product delivery;(13) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards;(14) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, increased capital requirements (including, without limitation, the impact of the capital rules adopted to implement Basel III), Consumer Financial Protection Bureau rules and regulations, and potential changes in accounting principles relating to loan loss recognition;(15) strategic risk resulting from adverse business decisions or improper implementation of business decisions;(16) reputation risk that adversely affects earnings or capital arising from negative public opinion;(17) terrorist activities risk that results in loss of consumer confidence and economic disruptions;(18) cybersecurity risk related to the dependence of South State and Park Sterling on internal computer systems and the technology of outside service providers, as well as the potential impacts of third party security breaches, subjects each company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events;(19) economic downturn risk potentially resulting in deterioration in the credit markets, greater than expected non-interest expenses, excessive loan losses and other negative consequences, with risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (20) greater than expected noninterest expenses;(21) excessive loan losses;(22) failure to realize synergies and other financial benefits from, and to limit liabilities associated with, mergers and acquisitions within the expected time frame;(23) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with merger and acquisition integration, including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters;(24) the risks of fluctuations in market prices for South State common stock that may or may not reflect economic condition or performance of South State;(25) the payment of dividends on South State common stock is subject to regulatory supervision as well as the discretion of the board of directors of South State, South State’s performance and other factors; and (26) other risks and uncertainties disclosed in South State’s or Park Sterling’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC) or disclosed in documents filed or furnished by South State or Park Sterling with or to the SEC after the filing of such Annual Reports on Form 10-K, and of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements. All forward-looking statements speak only as of the date they are made and are based on information available at that time. South State does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

33 South State Corporation: SSB Columbia Greenville Charlotte Charleston Richmond Wilmington Savannah Myrtle Beach Hilton Head Raleigh Atlanta Augusta

44 How We Operate the Company Soundness Profitability Growth

55 3Q 2018 Highlights *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses. GAAP Adjusted* Net Income $47.1 million $49.1 million EPS $1.28 $1.33 Return on Average Assets 1.28% 1.33% Return on Average Tangible Equity 15.29 15.90 Efficiency Ratio 62.31 59.53

6 Soundness

77 Capital Adequacy SSB 9/30/18 estimates Source: S&P Global Market Intelligence and Company filings. 9.7% 10.8% 12.3% 13.3% 13.8% 9.0% 9.8% 11.6% 12.0% 13.5% Tangible Common Equity / Tangible Assets Leverage Ratio CET1 Ratio Tier 1 Capital Ratio Total RBC Ratio SSB (9/30/18) KRX Median (6/30/18)

88 Asset Quality 0.74% 0.63% 0.38% 0.29% 0.23% 0.24% 2013 2014 2015 2016 2017 3Q 18 NPLs / Loans(1) 1.36% 1.02% 0.63% 0.43% 0.25% 0.27% 2013 2014 2015 2016 2017 3Q 18 NPAs / Assets(2) 81.2% 121.1% 181.8% 250.7% 293.0% 326.0% 2013 2014 2015 2016 2017 3Q 18 ALLL / NPLs(3) 0.41% 0.16% 0.09% 0.06% 0.04% 0.04% 2013 2014 2015 2016 2017 YTD 2018 NCOs / Average Loans(4) 1) NPLs / Loans includes Acquired and Non-Acquired 2) NPAs / Assets = Non-acquired & Acquired non-credit impaired NPLs, all OREO & OAO / Total Assets. 3) ALLL / NPLs include Non-acquired only. 4) NCOs / Average Loans include Non-acquired only.

99 CRE Concentration 3Q 18 Regulatory Guideline Balance % of RBC* Balance % of RBC* CRE $3.2 212% $4.5 300% Construction Land & Development $1.1 76% $1.5 100% Dollars in billions * Concentration limits calculated based upon bank level total Risk Based Capital (RBC). $1.3 Billion in CRE Lending Capacity

1010 Demand Deposits $3,157 Transaction Accounts $6,630 Time Deposits $1,826 Other Borrowings $396 3Q 18 Funding Dollars in millions 81% Core Funded Non-Core Funding 19%

1111 Funding Loans / Deposits Cost of Funds vs. Peers(1) Borrowings / Total Funding vs. Peers(2) Reliance on Wholesale Funding(3) Data per S&P Global Market Intelligence. Peer group includes the 20 largest, major exchange traded banks headquartered in the Southeast with total assets <$50 billion excluding merger targets. (1) Interest incurred on liabilities as a percent of average noninterest-bearing deposits and interest-bearing liabilities (2) Debt as a percent of debt and deposits (3) [(Total borrowings) + (Brokered Deposits)] / [(Total borrowings) + (Total Deposits)] 8.68% 10.95% 10.73% 9.31% 10.14% 4.57% 3.97% 4.18% 4.68% 3.70% 6/17 9/17 12/17 3/18 6/18 Median SSB 0.49% 0.54% 0.56% 0.62% 0.75% 0.16% 0.17% 0.21% 0.30% 0.40% 6/17 9/17 12/17 3/18 6/18 Median SSB 13.90% 15.85% 14.48% 14.37% 13.25% 5.57% 4.78% 5.46% 5.80% 3.99% 6/17 9/17 12/17 3/18 6/18 Median SSB 90.14% 90.74% 91.70% 90.80% 92.61% 6/17 9/17 12/17 3/18 6/18 SSB

12 Profitability

1313 $3.08 $4.11 $4.18 $2.93 $3.52 $3.75 $4.31 $4.55 $4.85 $4.15 2014 2015 2016 2017 3Q 18 YTD EPS Adjusted* EPS (Non-GAAP) Earnings Per Diluted Share * Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses, deferred tax asset revaluation, and FDIC loss share early termination.

1414 Net Interest Margin Dollars in millions 4.11% 4.18% 4.22% 4.14% 4.04% $100.3 $112.3 $129.0 $129.6 $128.3 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 Net Interest Margin Net Interest Income

1515 Deposit Accounts 57% Mortgage Banking 10% Trust & Investment Services 20% Other 13% Fee Income $110.7 Million YTD 2018 Revenue Composition 77% 75% 74% 72% 75% 78% 23% 25% 26% 28% 25% 22% 2013 2014 2015 2016 2017 YTD 2018 Noninterest Income Net Interest Income Excludes Securities Gains/Losses.

1616 58.8% 68.0% 66.7% 65.6% 62.3% 57.6% 56.3% 60.0% 57.3% 59.5% 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 Efficiency Ratio Adjusted* Efficiency Ratio Efficiency Ratio * Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses.

1717 $0.69 $0.74 $0.82 $0.98 $1.21 $1.32 $1.02 $0.36 2012 2013 2014 2015 2016 2017 YTD 2018 4Q18 Dividend Declared* Dividend per Common Share $1.38 Common Stock Dividends * 4Q 2018 dividend of $0.36 declared 10/18/2018 with a record date of 11/9/2018 and paid 11/16/2018.

1818 Tangible Book Value + Cumulative Dividends $12.86 $19.18 $29.13 $44.71 $47.49 - 10.00 20.00 30.00 40.00 50.00 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 3Q 18 Cumulative Dividend TBV 15 year increase of 235% $ YTD

19 Growth

2020 Market Demographics 9.66% 8.11% 8.02% 8.02% 7.29% 7.09% 6.18% 6.15% 5.58% 4.51% 4.31% 3.56% Population Growth Projected Change 2019 - 2024 Source: S&P Global Market Intelligence. MSA Branches Myrtle Beach 10 Charleston 24 Hilton Head 9 Raleigh 1 Charlotte 22 Wilmington 4 Greenville 14 Savannah 7 Columbia 9 Augusta 12 Richmond 8 US Average 71% of Branch Footprint in High Growth Markets

2121 SSB Footprint Market Share Rank Institution Deposits Market Share 1 Wells Fargo & Co. $ 32.6 18.3% 2 BB&T Corp. 23.2 13.0 3 Bank of America Corp. 22.6 12.7 4 SunTrust Banks Inc. 12.9 7.3 5 First Citizens BancShares Inc. 11.9 6.7 6 South State Corp. 11.7 6.6 7 Toronto-Dominion Bank 4.7 2.7 8 United Community Banks Inc. 4.7 2.6 9 Synovus Financial Corp. 4.5 2.5 10 Regions Financial Corp. 3.1 1.8 Source: S&P Global Market Intelligence. Deposit Data as of 6/30/18. Includes combined counties of operation for SSB; excludes money center or super regional branches with greater than $1.0 Billion in deposits. Deposit data pro forma for any announced transactions. Dollars in billions

Market Highlights

Charleston

	Branches	Deposits	Share
1 Wells Fargo & Co. (CA)	23	$ 3,267	23.46%
2 Bank of America Corp. (NC)	16	2,196	15.77
3 South State Corporation (SC)	**24**	**1,778**	**12.76**
4 First Citizens BancShares Inc. (NC)	17	932	6.69
5 BB&T Corp. (NC)	13	917	6.58
6 Synovus Financial Corp. (GA)	9	697	5.01
7 Carolina Financial Corp. (SC)	8	677	4.86
8 Pinnacle Financial Partners (TN)	11	572	4.10
9 SunTrust Banks Inc. (GA)	10	501	3.60
10 Toronto-Dominion Bank	6	413	2.97

Charlotte

	Branches	Deposits	Share
1 Wells Fargo & Co. (CA)	82	$ 8,819	23.28%
2 Bank of America Corp. (NC)	58	5,897	15.57
3 BB&T Corp. (NC)	70	6,235	16.46
4 Fifth Third Bancorp (OH)	39	3,072	8.11
5 First Citizens BancShares Inc. (NC)	45	2,630	6.94
6 SunTrust Banks Inc.	29	1,872	4.94
7 South State Corporation (SC)	**22**	**1,573**	**4.15**
8 F.N.B. Corp. (PA)	14	821	2.17
9 Pinnacle Financial Partners (TN)	9	779	2.06
10 PNC Financial Services Group (PA)	17	684	1.80

Greenville

	Branches	Deposits	Share
1 Bank of America Corp. (NC)	18	$ 2,298	14.48%
2 BB&T Corp. (NC)	21	1,838	11.58
3 Wells Fargo & Co. (CA)	23	1,829	11.52
4 Toronto-Dominion Bank	19	1,684	10.61
5 South State Corporation (SC)	**14**	**1,088**	**6.86**
6 SunTrust Banks Inc. (GA)	17	1,082	6.82
7 First Citizens BancShares Inc. (NC)	18	891	5.62
8 Southern First Bancshares Inc (SC)	4	839	5.29
9 United Community Banks Inc. (GA)	15	818	5.15
10 Travelers Rest Bancshares Inc. (SC)	10	655	4.13

Richmond

	Branches	Deposits	Share
1 Wells Fargo & Co. (CA)	56	$ 4,672	21.46%
2 BB&T Corp. (NC)	36	3,161	14.52
3 Union Bkshs Corp (VA)	31	2,998	13.77
4 SunTrust Banks Inc. (GA)	37	2,860	13.14
5 Bank of America Corp. (NC)	21	2,088	9.59
6 TowneBank (VA)	9	860	3.95
7 Southern National Bncp of VA (VA)	13	846	3.89
8 C&F Financial Corp. (VA)	16	840	3.86
9 Community Bankers Trust Corp (VA)	12	609	2.80
11 South State Corporation (SC)	**8**	**414**	**1.90**

Source: S&P Global Market Intelligence. MSA Deposit Data as of 6/30/18. Includes combined counties of operation for SSB; excludes money center or super regional branches with greater than $1.0 Billion in deposits. Deposit data pro forma for any announced transactions.
Dollars in millions

22

SOUTH STATE CORPORATION

2323 Economic Highlights Columbia Greenville Charlotte Charleston Richmond Wilmington Savannah Myrtle Beach Hilton Head Raleigh Atlanta Augusta

24 Appendix

2525 Average Interest Earning Assets Dollars in millions Quarterly Averages Assets % of Earning Assets 2Q 18 % of Earning Assets 3Q 18 Change Short-Term Investments 1.6% $ 203 1.8% $ 233 $ 30 Investment Securities 13.1 1,653 12.6 1,589 (64) Loans – Acquired 29.7 3,742 27.1 3,429 (313) Loans – Non-acquired 55.3 6,981 58.2 7,373 392 Loans 85.0 $ 10,723 85.3 $ 10,802 $ 79 Loans Held for Sale 0.3 33 0.3 35 2 Total Interest Earning Assets $ 12,612 $ 12,659 $ 47

2626 $2,865 $3,468 $4,221 $5,241 $6,492 $7,606 $2,822 $2,248 $1,783 $1,439 $4,127 $3,299 $5,687 $5,716 $6,004 $6,680 $10,619 $10,905 2013 2014 2015 2016 2017 3Q 18 Non Acquired Acquired* Loan Portfolio Mix Dollars in millions *Acquired loans are net of discounts.

2727 Acquired Loan Portfolio Dollars in millions Annualized Yields As of September 30, 2018 Balance Sheet UPB Discount Carrying Value Average Balance Accretable Yield/Discount Credit Impaired $ 589.2 $ (76.6) $ 512.6 $ 533.2 $ 115.0 Non-Credit Impaired 2,823.2 (37.1) 2,786.1 2,896.5 37.1 Total $ 3,412.4 $ (113.7) $ 3,298.7 $ 3,429.7 $ 152.1 Third Quarter 2018 Income Statement Contractual Interest Accretion Total Income Contractual Yield Total Yield Credit Impaired $ 8.2 $ 5.6 $ 13.8 5.31% 10.31% Non-Credit Impaired 34.5 6.8 41.3 4.66 5.65 Total $ 42.7 $ 12.4 $ 55.1 4.77% 6.38%

2828 Commercial Real Estate 29.3% Consumer 37.0% Commercial 33.7% 3Q 18 Loans by Type Total Loans $10.9 billion

2929 Stratification of Loan Portfolio % 29,465 86,301 0 20 40 60 80 100 12/31/10 9/30/2018 < $100 $100 - $999 $1,000+ # of Active Notes Average Loan Size All Loans $127 Commercial 335 Mortgage 225 Consumer 28 Dollars In thousands

3030 Agency Mortgage- Backed Securities 70% State & Municipal- HTM 1% State & Municipal AFS 13% SBA 13% U.S. Agency/GSE Debentures 3% 3Q 18 Investment Portfolio Composition Bank Fixed Income Portfolio (AFS & HTM) Tax Equivalent Yield 2.7% Weighted Average Life 4.8 years Effective Duration 3.8 Total Carrying Value $1.6 Billion Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include FHLB stock or investment in unconsolidated subsidiaries.

3131 3Q 18 Transaction Deposit Composition Interest Bearing $6,630 68% Non-Interest Bearing $3,157 32% Dollar Balance Interest Bearing 59% Non- Interest Bearing 41% Number of Accounts ~374,000 accounts ~264,000 accounts Dollars in millions Includes all deposits accounts except certificates of deposit Online & Mobile banking data is Consumer Digital only Online Banking ~ 266,000 users Mobile App ~ 166,000 users Mobile Deposits (monthly) ~ 210,000 transactions

3232 Wealth $5,624 $5,511 $4,170 $3,933 $3,828 $3,406 3Q 18 2017 2016 2015 2014 2013 Assets Under Management or Care (millions) $22,608 $25,401 $19,764 $20,117 $18,344 $12,661 YTD 2018 2017 2016 2015 2014 2013 Noninterest Income (thousands)

3333 Mortgage Banking $1,163 $1,577 $1,404 $1,379 $1,195 $1,668 YTD 2018 2017 2016 2015 2014 2013 Production (millions) $11,089 $17,954 $20,547 $21,761 $16,170 $9,149 YTD 2018 2017 2016 2015 2014 2013 Noninterest Income (thousands) * Source: S&P Global Market Intelligence

3434 Branch Network Total branches 12/31/2009 48 Acquired 201 Consolidated or sold (81) Total branches 9/30/2018 168 Average deposits per branch (in millions) 6/30/2009 $46 9/30/2018 69

3535 Asset Growth $2.7 $3.6 $3.9 $5.1 $7.9 $7.8 $8.6 $8.9 $14.5 $14.5 2009 2010 2011 2012 2013 2014 2015 2016 2017 3Q 2018 Dollars in billions

3636 M&A History 2010 2011 2012 2013 2014 2015 2016 2017 $3.6 Bn $14.5 Bn Community Bank & Trust $1.0 Bn January 2010 BankMeridian $234 MM July 2011 First Financial Holdings, Inc. $3.2 Bn July 2013 Peoples Bancorporation $546 MM April 2012 Savannah Bancorp, Inc $950 MM December 2012 Bank of America Branch Acquisition $438 MM August 2015 Habersham Bank $360 MM February 2011 Southeastern Bank Financial Corp. $1.8 Bn January 2017 Park Sterling Corporation $3.3 Bn December 2017

3737 -100 -50 0 50 100 150 200 250 300 2006 2009 2012 2015 2018 SSB SSB Total Return KRX 153% 100% -3% Market Performance Since 2006 Source: S&P Global Market Intelligence; Updated through 10/24/2018%

3838 Analyst Coverage Brean Capital FIG Partners Keefe, Bruyette & Woods Piper Jaffray Sandler O’Neill Stephens SunTrust Robinson Humphrey

3939 Investor Contacts 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.southstatebank.com Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President Chief Financial Officer James C. Mabry IV Executive Vice President Investor Relations and Mergers & Acquisitions

40